Acquisitions and Minority Investment	12 Months Ended
Dec. 29, 2012
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
The Company's most significant acquisitions are described below. The results of operations of businesses acquired have been included in the Company's consolidated results of operations since the dates of acquisition. Pro forma results of operations have not been presented for these acquisitions since the effects of these business acquisitions were not material to the Company either individually or in the aggregate.
Fiscal Year 2010
LightLab Imaging, Inc.: On July 6, 2010, the Company completed its acquisition of LightLab Imaging, Inc. (LightLab Imaging) for $93 million in net cash consideration. The Company recognized direct transaction costs of $1 million. LightLab Imaging was based in Westford, Massachusetts and developed, manufactured and marketed OCT for coronary imaging applications. OCT is a high resolution diagnostic coronary imaging technology that complements the Fractional Flow Reserve (FFR) technology acquired by the Company as part of the Radi Medical Systems AB (Radi Medical Systems) acquisition in December 2008.

The goodwill recorded as a result of the LightLab Imaging acquisition is deductible for income tax purposes and was entirely allocated to the Cardiovascular operating segment. The goodwill represents the strategic benefits of growing the Company's Cardiovascular product portfolio and the expected revenue growth from increased market penetration from future products and customers. In connection with the acquisition of LightLab Imaging, the Company recognized $40 million of developed and core technology intangible assets that have an estimated useful life of 15 years and $14 million of IPR&D that was capitalized as an indefinite-lived intangible asset.

AGA Medical, Inc.: On November 18, 2010 the Company completed its acquisition of AGA Medical, acquiring all of the outstanding shares of AGA Medical (NASDAQ: AGAM) for $20.80 per share in a cash and stock transaction valued at $1.1 billion (which consisted of $549 million in net cash consideration and 13.6 million shares of St. Jude Medical common stock). The transaction was consummated through an exchange offer followed by a merger. The Company recognized direct transaction costs of $15 million and assumed debt of $197 million that was paid off at closing. Acquiring AGA Medical, based in Plymouth, Minnesota, expanded the Company's cardiovascular product portfolio and future product pipeline to treat structural heart defects and vascular abnormalities through minimally invasive transcatheter treatments.

The goodwill recorded as a result of the AGA Medical acquisition is not deductible for income tax purposes and was allocated entirely to the Company's Cardiovascular operating segment. The goodwill represents the strategic benefits of growing the Company's Cardiovascular product portfolio and the expected revenue growth from increased market penetration from future products and customers. In connection with the acquisition of AGA Medical, the Company capitalized $372 million of developed and core technology intangible assets, $120 million of IPR&D and $49 million of trademark intangible assets. The estimated useful lives of the developed and core technology intangible assets range from 12 to 15 years. Both the IPR&D and trademark assets have been recorded as indefinite-lived intangible assets. During 2011, the Company finalized the $1.1 billion purchase price allocation and recorded a $3 million decrease to goodwill. The impacts of finalizing the purchase price allocation, individually and in the aggregate were not considered material to reflect as a retrospective adjustment of the historical financial statements.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as a result of the significant business acquisitions made by the Company in fiscal year 2010 (in millions):

	LightLab Imaging	AGA Medical	Total
Current assets	$15	$97	$112
Deferred income taxes, net	4	13	17
Goodwill	41	881	922
Other intangible assets	40	421	461
Acquired IPR&D	14	120	134
Other long-term assets	2	45	47
Total assets acquired	116	1,577	1,693

Current liabilities	23	62	85
Deferred income taxes, net	—	196	196
Other long-term liabilities	—	236	236
Net assets acquired	$93	$1,083	$1,176

Cash paid, net of cash acquired	93	549	642
Non-cash (SJM shares at fair value)	—	534	534
Net assets acquired	$93	$1,083	$1,176

Minority Investment: During 2010, the Company made a minority equity investment of $60 million in CardioMEMS, Inc. (CardioMEMS), a privately-held company that is focused on the development of a wireless monitoring technology that can be placed directly into the pulmonary artery to assess cardiac performance via measurement of pulmonary artery pressure. The investment agreement resulted in a 19% ownership interest and provided the Company with the exclusive right, but not the obligation, to acquire CardioMEMS for an additional payment of $375 million during the period that extends through the completion of certain regulatory milestones. The equity investment and allocated value of the fixed price purchase option are being carried at cost.